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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2019

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877 (Commission File Number)	35-1547518 (IRS Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana (Address of principal executive offices)	47546 (Zip Code)

Registrant's telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Merger Agreement

        On February 21, 2019, German American Bancorp, Inc., an Indiana corporation ("German American"), and Citizens First Corporation, a Kentucky corporation ("Citizens First"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which Citizens First agreed to merge with and into German American (the "Merger"). The Merger Agreement provides that Citizens First's wholly-owned banking subsidiary, Citizens First Bank, Inc. will be merged with and into German American's wholly-owned banking subsidiary, German American Bank, immediately following the Merger.

        Under the terms of the Merger Agreement, each record holder of Citizens First common stock (other than "Dissenting Shares" (as defined in the Merger Agreement) and shares of Citizens First common stock held in the Citizens First Bank 401(k) Profit Sharing Plan (the "401(k) Plan")) will receive, for each share of Citizens First common stock, (a) a 0.6629 (the "Exchange Ratio") share of German American common stock in a tax-free exchange, plus (b) a cash payment of $5.80. The administrator of the 401(k) Plan, as the record holder of shares of Citizens First common stock held in the 401(k) Plan, will receive, for each such share then held by the 401(k) Plan, a cash payment equal to (i) $5.80, plus (ii) an amount equal to the Exchange Ratio multiplied by the volume weighted average price of German American's common shares over the 20 consecutive trading days ending on the second business day preceding the closing of the Merger (provided, however, that such average price may not be less than the closing price of German American's common shares on the last trading day preceding the closing). Immediately prior to closing the Merger, Citizens First will make cash payments to the holders of certain outstanding performance units (the "Performance Units") granted under the Citizens First Corporation 2015 Incentive Compensation Plan, in lieu of distributing Citizens First common shares to such holders. The cash payments for each outstanding share of Citizens First common (including shares held in the 401(k) Plan) are subject to reduction in the event the "Effective Time Book Value" (as defined in and calculated pursuant to the Merger Agreement) of Citizens First falls below certain thresholds at the time of closing the Merger.

        The Boards of Directors of both German American and Citizens First have approved the Merger Agreement. Consummation of the Merger is subject to approval by federal and state banking regulatory authorities, approval by the shareholders of Citizens First and certain other conditions set forth in the Merger Agreement. Assuming such approvals are timely secured, German American expects that the Merger will be completed in the third quarter of 2019.

        The Merger Agreement contains (a) customary representations and warranties of German American and Citizens First, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of Citizens First to conduct its business in the ordinary course until the Merger is completed, (c) covenants of Citizens First to use reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (d) covenants of German American and Citizens First to take, or not to take, certain actions during the term of the Merger Agreement. Citizens First has also agreed not to (y) solicit proposals relating to alternative business combination transactions or (z) maintain discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

        Each party's obligation to consummate the Merger is subject to various conditions, including (a) receipt of the requisite approval of the holders of Citizens First common stock of the Merger, (b) receipt of regulatory approvals, (c) effectiveness of the registration statement to be filed by German American with respect to the German American common stock to be issued in the Merger, (d) the accuracy of the representations and warranties of the other party, (e) compliance by the other party with its covenants in all material respects, and (f) the absence of a material adverse effect as to the other party.

        The Merger Agreement contains certain termination rights for German American and Citizens First, as the case may be, applicable upon: (i) certain adverse regulatory decisions in relation to the Merger, (ii) if the Merger has not been closed by October 1, 2019; (iii) a failure of the other party to comply with such party's covenants (subject to certain rights to cure in certain cases) or a breach of the representations and warranties by the other party that would have a material adverse effect on such party; or (iv) if the Citizens First shareholders fail to approve the Merger by the required vote. Under certain circumstances, termination of the Merger Agreement may result in the payment of a termination fee of $2.5 million by Citizens First to German American, as more fully described in the Merger Agreement.

        The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this "Report") and is incorporated herein by reference.

Voting Agreement

        In connection with the Merger Agreement, German American entered into a voting agreement (the "Voting Agreement") with the members of the board of directors of Citizens First, all of whom collectively held approximately 8% of the outstanding shares of Citizens First common stock as of February 21, 2019. Subject to the terms and conditions of the Voting Agreement, the directors have agreed to vote their shares in favor of the transactions contemplated by the Merger Agreement and against any alternative acquisition proposal. The Voting Agreement automatically terminates upon any termination of the Merger Agreement.

        The foregoing summary of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.1to this Report and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

        On February 21, 2019, German American and Citizens First issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

        In addition, on February 22, 2019, German American will begin conducting a series of meetings with analysts and investors, providing supplemental information regarding the Merger to the meeting participants. A copy of the slides that will be made available in connection with the meetings is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

        This Report contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like "believe", "continue", "pattern", "estimate", "project", "intend", "anticipate", "expect" and similar expressions or future or conditional verbs such as "will", "would", "should", "could", "might", "can", "may", or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of German American's goals, intentions and expectations; statements regarding German American's business plan and growth strategies; statements regarding the asset quality of German American's loan and investment portfolios;

and estimates of German American's risks and future costs and benefits, whether with respect to the Merger or otherwise.

        These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of German American and Citizens First will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals and the approval of Citizens First's shareholders, and the ability to complete the Merger on the expected timeframe; the costs and effects of litigation and the possible unexpected or adverse outcomes of such litigation; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of German American to complete integration and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like German American's affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with German American's business; and other risks and factors identified in German American's filings with the Securities and Exchange Commission (the "SEC"). German American does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Report. In addition, German American's and Citizens First's past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

Additional Information

        Communications in this Report do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The Merger will be submitted to the Citizens First shareholders for their consideration. In connection therewith, German American will file a Registration Statement on Form S-4 with the SEC that will include a proxy statement for Citizens First and a prospectus for German American, as well as other relevant documents concerning the Merger. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a copy of the proxy statement/prospectus (once filed), as well as other filings containing information about German American, without charge, at the SEC's website (http://www.sec.gov) or by accessing German American's website (http://www.germanamerican.com) under the tab "Investor Relations" and then under the heading "Financial Information." Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Terri A. Eckerle, Shareholder Relations, German American Bancorp, Inc., 711 Main Street, Box 810, Jasper, Indiana 47546, telephone 812-482-1314 or to M. Todd Kanipe, President and CEO, Citizens First Corporation, 1065 Ashley Street, Bowling Green, Kentucky 42103, telephone 270-393-0700.

        German American and Citizens First and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citizens First in connection with the proposed Merger. Information about the directors and executive officers of German American is set forth in the proxy statement for German American's 2018 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 26, 2018, which information has been updated by German American from time to time in subsequent filings with the SEC. Information about the directors and executive officers of Citizens First is set forth in the proxy statement for Citizens First's 2018 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 29, 2018. Additional information about the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus when it becomes available. Free copies of this document may be obtained as described above.

Item 9.01.    Financial Statements and Exhibits.

        (d)   Exhibits.

Exhibit No.		Description
2.1	*	Agreement and Plan of Reorganization by and among German American Bancorp, Inc., German American Bank, Citizens First Corporation and Citizens First Bank, Inc., dated as of February 21, 2019.

10.1		Voting Agreement, dated as of February 21, 2019, among German American Bancorp, Inc. and each member of the Board of Directors of Citizens First Corporation.

99.1		Press Release, dated February 21, 2019.

99.2		Investor Presentation, dated February 2019.

*
Schedules to the subject agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

* * * * * *

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Date: February 21, 2019	By:	/s/ MARK A. SCHROEDER Mark A. Schroeder, Chairman and Chief Executive Officer

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE